                                                                      EXHIBIT 24


                                POWER OF ATTORNEY



      I appoint S. S. Marshall and K. L. Thome, together and separately, to be my attorneys-in-fact.

      This means they may, in my place:

      - sign the Annual Report on Form 10-K for the fiscal year ended May 26, 2002, and all amendments to it; and

      - file this form and any amendments, including all exhibits and other documents, with the Securities and Exchange Commission; and

      -    perform the acts that need to to be done concerning these filings;
           and

      -    name others to take their place.

      I am responsible for everything my attorneys-in-fact do when acting lawfully within the scope of this Power of Attorney.



                             /s/ Stephen R. Demeritt
                             -----------------------
                             Stephen R. Demeritt


                             Dated: July 26, 2002

                                POWER OF ATTORNEY



      I appoint S. S. Marshall and K. L. Thome, together and separately, to be my attorneys-in-fact.

      This means they may, in my place:

      - sign the Annual Report on Form 10-K for the fiscal year ended May 26, 2002, and all amendments to it; and

      - file this form and any amendments, including all exhibits and other documents, with the Securities and Exchange Commission; and

      -    perform the acts that need to to be done concerning these filings;
           and

      -    name others to take their place.

      I am responsible for everything my attorneys-in-fact do when acting lawfully within the scope of this Power of Attorney.



                             /s/ Livio DeSimone
                             ------------------
                             Livio DeSimone


                             Dated: July 29, 2002

                                POWER OF ATTORNEY



      I appoint S. S. Marshall and K. L. Thome, together and separately, to be my attorneys-in-fact.

      This means they may, in my place:

      - sign the Annual Report on Form 10-K for the fiscal year ended May 26, 2002, and all amendments to it; and

      - file this form and any amendments, including all exhibits and other documents, with the Securities and Exchange Commission; and

      -    perform the acts that need to to be done concerning these filings;
           and

      -    name others to take their place.

      I am responsible for everything my attorneys-in-fact do when acting lawfully within the scope of this Power of Attorney.



                             /s/ William T. Esrey
                             --------------------
                             William T. Esrey


                             Dated: July 29, 2002

                                POWER OF ATTORNEY



      I appoint S. S. Marshall and K. L. Thome, together and separately, to be my attorneys-in-fact.

      This means they may, in my place:

      - sign the Annual Report on Form 10-K for the fiscal year ended May 26, 2002, and all amendments to it; and

      - file this form and any amendments, including all exhibits and other documents, with the Securities and Exchange Commission; and

      -    perform the acts that need to to be done concerning these filings;
           and

      -    name others to take their place.

      I am responsible for everything my attorneys-in-fact do when acting lawfully within the scope of this Power of Attorney.



                             /s/ Raymond V. Gilmartin
                             ------------------------
                             Raymond V. Gilmartin


                             Dated: August 1, 2002

                                POWER OF ATTORNEY



      I appoint S. S. Marshall and K. L. Thome, together and separately, to be my attorneys-in-fact.

      This means they may, in my place:

      - sign the Annual Report on Form 10-K for the fiscal year ended May 26, 2002, and all amendments to it; and

      - file this form and any amendments, including all exhibits and other documents, with the Securities and Exchange Commission; and

      -    perform the acts that need to to be done concerning these filings;
           and

      -    name others to take their place.

      I am responsible for everything my attorneys-in-fact do when acting lawfully within the scope of this Power of Attorney.



                             /s/ Judith Richards Hope
                             ------------------------
                             Judith Richards Hope


                             Dated: July 29, 2002

                                POWER OF ATTORNEY



      I appoint S. S. Marshall and K. L. Thome, together and separately, to be my attorneys-in-fact.

      This means they may, in my place:

      - sign the Annual Report on Form 10-K for the fiscal year ended May 26, 2002, and all amendments to it; and

      - file this form and any amendments, including all exhibits and other documents, with the Securities and Exchange Commission; and

      -    perform the acts that need to to be done concerning these filings;
           and

      -    name others to take their place.

      I am responsible for everything my attorneys-in-fact do when acting lawfully within the scope of this Power of Attorney.



                             /s/ Robert L. Johnson
                             ---------------------
                             Robert L. Johnson


                             Dated: August 5, 2002

                                POWER OF ATTORNEY



      I appoint S. S. Marshall and K. L. Thome, together and separately, to be my attorneys-in-fact.

      This means they may, in my place:

      - sign the Annual Report on Form 10-K for the fiscal year ended May 26, 2002, and all amendments to it; and

      - file this form and any amendments, including all exhibits and other documents, with the Securities and Exchange Commission; and

      -    perform the acts that need to to be done concerning these filings;
           and

      -    name others to take their place.

      I am responsible for everything my attorneys-in-fact do when acting lawfully within the scope of this Power of Attorney.



                             /s/ Heidi G. Miller
                             -------------------
                             Heidi G. Miller


                             Dated: August 1, 2002

                                POWER OF ATTORNEY



      I appoint S. S. Marshall and K. L. Thome, together and separately, to be my attorneys-in-fact.

      This means they may, in my place:

      - sign the Annual Report on Form 10-K for the fiscal year ended May 26, 2002, and all amendments to it; and

      - file this form and any amendments, including all exhibits and other documents, with the Securities and Exchange Commission; and

      -    perform the acts that need to to be done concerning these filings;
           and

      -    name others to take their place.

      I am responsible for everything my attorneys-in-fact do when acting lawfully within the scope of this Power of Attorney.



                             /s/ A. Michael Spence
                             ---------------------
                             Dr. A. Michael Spence


                             Dated: August 2, 2002

                                POWER OF ATTORNEY



      I appoint S. S. Marshall and K. L. Thome, together and separately, to be my attorneys-in-fact.

      This means they may, in my place:

      - sign the Annual Report on Form 10-K for the fiscal year ended May 26, 2002, and all amendments to it; and

      - file this form and any amendments, including all exhibits and other documents, with the Securities and Exchange Commission; and

      -    perform the acts that need to to be done concerning these filings;
           and

      -    name others to take their place.

      I am responsible for everything my attorneys-in-fact do when acting lawfully within the scope of this Power of Attorney.



                             /s/ Dorothy A. Terrell
                             ----------------------
                             Dorothy A. Terrell


                             Dated: July 26, 2002

                                POWER OF ATTORNEY



      I appoint S. S. Marshall and K. L. Thome, together and separately, to be my attorneys-in-fact.

      This means they may, in my place:

      - sign the Annual Report on Form 10-K for the fiscal year ended May 26, 2002, and all amendments to it; and

      - file this form and any amendments, including all exhibits and other documents, with the Securities and Exchange Commission; and

      -    perform the acts that need to to be done concerning these filings;
           and

      -    name others to take their place.

      I am responsible for everything my attorneys-in-fact do when acting lawfully within the scope of this Power of Attorney.



                             /s/ Raymond G. Viault
                             ---------------------
                             Raymond G. Viault


                             Dated: July 26, 2002

                                POWER OF ATTORNEY



      I appoint S. S. Marshall and K. L. Thome, together and separately, to be my attorneys-in-fact.

      This means they may, in my place:

      - sign the Annual Report on Form 10-K for the fiscal year ended May 26, 2002, and all amendments to it; and

      - file this form and any amendments, including all exhibits and other documents, with the Securities and Exchange Commission; and

      -    perform the acts that need to to be done concerning these filings;
           and

      -    name others to take their place.

      I am responsible for everything my attorneys-in-fact do when acting lawfully within the scope of this Power of Attorney.



                             /s/ John M. Keenan
                             ------------------
                             John M. Keenan


                             Dated: August 7, 2002

                                POWER OF ATTORNEY



      I appoint S. S. Marshall and K. L. Thome, together and separately, to be my attorneys-in-fact.

      This means they may, in my place:

      - sign the Annual Report on Form 10-K for the fiscal year ended May 26, 2002, and all amendments to it; and

      - file this form and any amendments, including all exhibits and other documents, with the Securities and Exchange Commission; and

      -    perform the acts that need to to be done concerning these filings;
           and

      -    name others to take their place.

      I am responsible for everything my attorneys-in-fact do when acting lawfully within the scope of this Power of Attorney.



                             /s/ Paul S. Walsh
                             ------------------
                             Paul S. Walsh


                             Dated: July 29, 2002